CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION   3/30/05

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,000

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,284
Total Outstanding Loan Balance	$933,845,512*	Min	Max
Average Loan Current Balance	$176,731	$4,234	$850,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.25%	4.75%	14.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.51%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.0%
% Fixed	13.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$925,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

Miscellaneous Data:

Total	Group1		Group2
GWAC	7.25	7.25	7.26
WA FICO	628	628	628
% FICO <600	31.9	31.9	31.9
% FICO 600-650	31.9	31.2	32.9
WA CLTV	87.9	88.2	87.6
% CLTV =80	10.2	10.1	10.2
% CLTV >80.01	69.5	71.0	67.3
% LTV 95.01-100	5.0	5.1	4.9
% Full Doc	52.4	53.3	51.1
% Stated Doc	33.8	35.2	31.7
% Purchase	45.8	46.1	45.4
% CO Refi	50.9	50.9	51.0
% OwnerOcc	91.8	92.0	91.6
% Prepay	81.8	82.6	80.5
% DTI	41.5	41.8	40.9
% ARM	87.0	87.0	87.1
% 2_28	80.3	80.5	79.9
% 3_27	5.6	5.6	5.7
% 1stLiens	97.5	97.5	97.5
Avg Loan Bal	176,731	161,278	206,541
# of Loans	5,284	3,480	1,804
% LoanBal<$100k	9.0	8.8	9.3
% CurrRate>12%	0.3	0.4	0.1
% MH	0.0	0.0	0.0
% Largest State	29.0	27.1	31.9
% Silent Second	41.8	43.4	39.3
% IO	24.5	24.5	24.5
% 2yr IO	16.1	15.6	17.0
% 5yr IO	7.3	7.8	6.5
IO: WA FICO	656	655	657
IO: WA LTV	81.2	81.0	81.6
IO: WA DTI	41.6	42.2	40.7
IO: % Full Doc	14.6	14.6	14.5
IO: % Purchase	14.6	15.1	13.7

2. Interest Only Loans

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	29.7	65.9	656	81.2	41.6	59.5	59.5
Total:	29.7	65.9	656	81.2	41.6	59.5	59.5

3. FICO & Documentation

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.0	0.0	0.0	0.0	0.0	6.39	166,691	79.5	0.0	0.0
451 - 500	0.2	0.1	0.0	0.3	0.0	0.3	8.50	157,817	74.4	0.0	0.0
501 - 550	7.6	3.1	0.5	11.2	1.0	9.9	8.21	171,116	75.4	0.0	0.4
551 - 600	14.4	4.8	1.8	21.0	8.2	12.0	7.59	144,526	81.2	2.7	7.0
601 - 650	17.5	10.4	4.0	31.9	15.0	15.8	7.08	181,040	81.5	9.2	14.7
651 - 700	9.0	10.8	4.8	24.6	14.1	9.8	6.94	200,337	81.7	8.8	13.6
701 - 750	2.7	3.9	1.8	8.4	5.8	2.4	6.80	203,345	82.0	2.9	4.7
751 - 800	0.9	0.7	0.8	2.4	1.7	0.6	6.78	206,028	81.3	0.9	1.3
801 - 850	0.1	0.0	0.0	0.2	0.1	0.1	6.49	163,887	70.4	0.0	0.1
Total:	52.4	33.8	13.8	100.0	45.8	50.9	7.25	176,731	80.8	24.5	41.8

4. Original LTV and FICO

	%	%	%	%	%	%	%	%	%	%	%
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.1
30.001 - 40.000	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0	0.0	0.5
40.001 - 50.000	0.0	0.0	0.0	0.2	0.3	0.4	0.2	0.1	0.1	0.0	1.2
50.001 - 60.000	0.0	0.0	0.0	0.8	0.5	0.8	0.3	0.1	0.1	0.0	2.6
60.001 - 70.000	0.0	0.0	0.0	2.0	1.9	1.3	1.0	0.3	0.1	0.0	6.7
70.001 - 80.000	0.0	0.0	0.2	5.1	8.1	17.3	15.6	5.5	1.4	0.1	53.3
80.001 - 90.000	0.0	0.0	0.0	3.0	8.6	9.3	5.0	1.4	0.5	0.0	27.9
90.001 - 100.000	0.0	0.0	0.0	0.0	1.4	2.6	2.4	1.0	0.2	0.0	7.5
Total:	0.0	0.0	0.3	11.2	21.0	31.9	24.6	8.4	2.4	0.2	100.0

				%	%	%	%
	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 - 20.000	74,030	7.71	7.00	0.0	0.0	0.0	0.0
20.001 - 30.000	100,043	6.48	5.97	0.0	0.0	0.0	0.0
30.001 - 40.000	124,537	7.16	6.53	0.0	0.1	0.0	0.0
40.001 - 50.000	149,172	7.04	6.58	0.1	0.5	0.1	0.0
50.001 - 60.000	172,273	7.34	6.65	0.1	1.1	0.2	0.0
60.001 - 70.000	187,226	7.55	6.57	0.7	3.2	0.5	0.4
70.001 - 80.000	205,575	6.94	6.40	7.8	20.9	18.3	33.9
80.001 - 90.000	195,833	7.35	6.67	2.4	5.9	4.4	7.4
90.001 - 100.000	76,535	8.81	6.60	0.9	2.0	1.0	0.1
Total:	176,731	7.25	6.51	12.0	33.8	24.5	41.8

5. Balance and FICO

	%	%	%	%	%	%	%	%	%	%	%
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
1. - 50,000.	0.0	0.0	0.0	0.1	0.6	0.5	0.3	0.1	0.0	0.0	1.8
50,001. - 100,000.	0.0	0.0	0.0	1.0	1.9	2.4	1.5	0.5	0.1	0.0	7.6
100,001. - 150,000.	0.0	0.0	0.1	2.0	4.2	4.6	2.9	1.0	0.3	0.0	15.0
150,001. - 200,000.	0.0	0.0	0.0	2.3	3.7	5.3	3.2	1.0	0.3	0.0	15.9
200,001. - 250,000.	0.0	0.0	0.1	1.7	2.8	4.0	3.1	0.8	0.3	0.0	12.9
250,001. - 300,000.	0.0	0.0	0.1	1.3	2.0	4.0	3.4	1.3	0.1	0.1	12.3
300,001. - 350,000.	0.0	0.0	0.0	0.9	1.9	2.7	2.6	0.9	0.3	0.0	9.4
350,001. - 400,000.	0.0	0.0	0.0	0.7	1.2	2.9	2.5	0.8	0.2	0.0	8.3
400,001. - 450,000.	0.0	0.0	0.0	0.3	0.9	1.6	1.7	0.8	0.3	0.0	5.6
450,001. - 500,000.	0.0	0.0	0.0	0.4	0.5	1.6	1.7	0.5	0.3	0.0	4.9
500,001. - 550,000.	0.0	0.0	0.0	0.2	0.2	0.6	0.3	0.2	0.1	0.0	1.7
550,001. - 600,000.	0.0	0.0	0.0	0.2	0.7	0.8	0.6	0.2	0.0	0.0	2.4
600,001. - 650,000.	0.0	0.0	0.0	0.0	0.2	0.3	0.3	0.2	0.0	0.0	1.1
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.1	0.0	0.1	0.1	0.0	0.0	0.3
700,001. - 750,000.	0.0	0.0	0.0	0.0	0.0	0.2	0.1	0.0	0.0	0.0	0.2
750,001. >=	0.0	0.0	0.0	0.0	0.0	0.4	0.3	0.0	0.0	0.0	0.7
Total:	0.0	0.0	0.3	11.2	21.0	31.9	24.6	8.4	2.4	0.2	100.0

				%	%	%	%
	Original			Reduced	Stated	Interest	Silent
Balance and FICO	LTV	WAC	Margin	Doc	Stated	Only	Second
1. - 50,000.	93.1	10.58	7.12	0.2	0.4	0.0	0.0
50,001. - 100,000.	80.6	8.27	6.68	0.8	2.0	0.4	2.5
100,001. - 150,000.	81.1	7.49	6.47	1.4	3.5	2.2	7.2
150,001. - 200,000.	79.9	7.22	6.55	1.4	4.9	3.1	6.8
200,001. - 250,000.	79.4	7.17	6.46	1.6	4.3	3.0	4.9
250,001. - 300,000.	79.1	6.99	6.36	1.4	5.2	3.6	5.2
300,001. - 350,000.	81.7	6.97	6.51	1.1	4.3	2.4	3.7
350,001. - 400,000.	81.5	6.91	6.43	1.4	3.5	2.7	3.7
400,001. - 450,000.	82.2	6.92	6.58	1.0	2.5	2.2	2.5
450,001. - 500,000.	80.8	6.83	6.47	0.8	1.5	2.3	2.5
500,001. - 550,000.	83.9	6.87	6.81	0.2	0.6	0.6	0.8
550,001. - 600,000.	80.3	6.90	6.90	0.4	1.0	0.8	1.1
600,001. - 650,000.	82.3	6.54	6.32	0.3	0.0	0.6	0.7
650,001. - 700,000.	84.7	6.93	6.99	0.0	0.1	0.2	0.1
700,001. - 750,000.	82.7	6.27	6.42	0.0	0.1	0.2	0.1
750,001. >=	81.0	6.89	6.73	0.0	0.0	0.3	0.1
Total:	80.8	7.25	6.51	12.0	33.8	24.5	41.8

6. Current Rate and FICO

	%	%	%	%	%	%	%	%	%	%	%
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total
4.51 - 5.00	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.2	0.0	0.0	0.3
5.01 - 5.50	0.0	0.0	0.0	0.0	0.1	0.8	0.7	0.4	0.2	0.0	2.1
5.51 - 6.00	0.0	0.0	0.0	0.1	0.9	3.4	3.5	1.4	0.6	0.0	9.8
6.01 - 6.50	0.0	0.0	0.0	0.5	1.8	5.5	5.2	1.9	0.5	0.1	15.5
6.51 - 7.00	0.0	0.0	0.0	1.1	4.7	8.7	6.8	2.3	0.4	0.0	24.2
7.01 - 7.50	0.0	0.0	0.0	1.2	3.9	5.7	3.3	0.7	0.1	0.0	15.0
7.51 - 8.00	0.0	0.0	0.1	2.8	4.1	3.8	2.4	0.7	0.2	0.0	14.0
8.01 - 8.50	0.0	0.0	0.0	1.6	2.5	1.8	1.2	0.3	0.2	0.0	7.7
8.51 - 9.00	0.0	0.0	0.0	2.0	1.6	0.9	0.7	0.2	0.1	0.0	5.5
9.01 - 9.50	0.0	0.0	0.0	0.8	0.3	0.3	0.2	0.1	0.0	0.0	1.6
9.51 - 10.00	0.0	0.0	0.1	0.6	0.3	0.2	0.1	0.0	0.0	0.0	1.2
10.01 - 10.50	0.0	0.0	0.0	0.3	0.2	0.1	0.1	0.0	0.0	0.0	0.8
10.51 - 11.00	0.0	0.0	0.0	0.1	0.2	0.2	0.1	0.1	0.0	0.0	0.8
11.01 - 11.50	0.0	0.0	0.0	0.1	0.1	0.2	0.2	0.0	0.0	0.0	0.7
11.51 >=	0.0	0.0	0.0	0.1	0.3	0.3	0.1	0.0	0.0	0.0	0.7
Total:	0.0	0.0	0.3	11.2	21.0	31.9	24.6	8.4	2.4	0.2	100.0

					%	%	%	%
	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 - 5.00	79.6	4.98	5.82	355,498	0.0	0.0	0.3	0.3
5.01 - 5.50	78.2	5.36	5.93	283,411	0.0	0.3	1.4	1.5
5.51 - 6.00	77.8	5.87	6.15	256,981	0.9	1.6	5.1	5.7
6.01 - 6.50	78.6	6.34	6.23	237,489	1.7	4.7	6.2	8.6
6.51 - 7.00	80.5	6.82	6.32	217,017	3.5	8.8	6.0	11.6
7.01 - 7.50	81.2	7.31	6.52	199,300	2.4	5.0	3.4	6.2
7.51 - 8.00	82.0	7.81	6.76	180,126	1.4	5.7	1.3	4.2
8.01 - 8.50	83.2	8.31	6.97	156,728	1.0	3.0	0.5	2.5
8.51 - 9.00	82.8	8.80	7.17	133,749	0.6	2.3	0.2	1.1
9.01 - 9.50	83.7	9.31	7.49	104,593	0.1	0.6	0.1	0.1
9.51 - 10.00	76.1	9.82	7.62	90,018	0.1	0.6	0.0	0.0
10.01 - 10.50	79.4	10.28	7.18	73,707	0.1	0.3	0.0	0.0
10.51 - 11.00	91.6	10.86	7.59	48,133	0.1	0.3	0.0	0.0
11.01 - 11.50	93.9	11.29	7.77	43,093	0.1	0.3	0.0	0.0
11.51 >=	94.1	12.12	6.99	25,254	0.1	0.3	0.0	0.0
Total:	80.8	7.25	6.51	176,731	12.0	33.8	24.5	41.8